SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                            Form 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 1998

Exact name of registrant as specified in its chapter: Computer Devices, Inc.

State or other jurisdiction of incorporation:  Maryland

Commission file number:   0-8995

IRS Employer Identification Number:   04-2446436

Address of principal executive offices: 100 Crescent Road, Needham, MA  02494

Registrant's telephone number, including area code:  781-455-8642

Former name or former address, if changed since last report:


            INFORMATION TO BE INCLUDED IN THE REPORT

Item 4. Changes in Registrant's Certifying Accountant.
------------------------------------------------------

On October 22, 1998 Arthur Andersen LLP declined to stand for re-election as the registrant's principal independent accountant.

The principal accountant's reports on the registrant's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except that the report dated February 19, 1998 included in the registrant's Form 10-KSB for the year ended December 31, 1997 was qualified with respect to the registrant's ability to continue as a going concern.

During the two most recent fiscal years and any subsequent interim period, there were no disagreements with the registrant's former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During the two most recent fiscal years and any subsequent interim period, the registrant's former accountant did not advise the registrant that:

     1. internal controls necessary to develop reliable financial statements did not exist; or

     2. information had come to the attention of the former accountant which made the accountant unwilling to rely on management'' representations, or unwilling to be associated with the financial statements prepared by management; or

     3. the scope of the audit should be expanded significantly, or information had come to the accountant's attention that the accountant had concluded would, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to the accountant's satisfaction prior to its declination.


Item 7. Financial Statements and Exhibits.
------------------------------------------

     a. Exhibits:

          Exhibit 16.1 - Letter from Arthur Andersen LLP



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               COMPUTER DEVICES, INC.
                                               ----------------------
                                               Registrant



Date: November 9, 1998                         /S/EBERHARD W. RAU
----------------------                         ------------------
                                               Eberhard W. Rau
                                               Treasurer
                                               Principal Accounting Officer

           EXHIBIT 16.1 - LETTER FROM ARTHUR ANDERSEN LLP




November 9, 1998

Securities and Exchange Commission
Washington, DC  20549




Ladies and Gentlemen:

We have read Item 4 included in the attached Form 8-K dated October 22, 1998 of Computer Devices, Inc. and are in agreement with the statements contained therin.

Very truly yours


/S/ARTHUR ANDERSEN LLP
----------------------
ARTHUR ANDERSEN LLP